SCHEDULE 14(A)
(Rule 14a-101)
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

FORRESTER RESEARCH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661
IMPORTANT ANNUAL MEETING OF STOCKHOLDERS INFORMATION — YOUR VOTE COUNTS!
Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Forrester Research, Inc. Annual Meeting of Stockholders to be Held on May 11, 2010
Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/forr
Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/forr to view the materials. Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials — If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 1, 2010 to facilitate timely delivery.
F O R R
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Stockholder Meeting Notice Forrester Research, Inc.’s Annual Meeting of Stockholders 400 Technology Square, Cambridge, Massachusetts, at 10:00 a.m. Eastern Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ The Board of Directors recommends that you vote FOR the following proposals:
1. Election of Directors: 01 — Henk W. Broeders 02 — George R. Hornig 2. To ratify the selection of BDO Seidman, LLP as the Company’s independent
PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
Here’s how to order a copy of the proxy Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
___Internet — Go to www.envisionreports.com/forr. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
___Telephone — Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
___Email — Send email to investorvote@computershare.com with “Proxy Materials Forrester Research” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 1, 2010.
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FAQ — Internet Availability of Proxy Materials The Securities and Exchange Commission (SEC) has issued rules requiring public companies to:
> Make proxy materials (such as the Annual Report and Proxy Statement) available on the Internet > Notify shareholders how and where to access those materials online
These rules allow companies to give shareholders more options for reviewing important proxy materials. Information can be made available to shareholders more quickly and conveniently — online documents are easily searchable, enabling shareholders to quickly find the information they need to make informed voting decisions.
The new rules also allow companies to send a one-page Notice to holders with instructions on how to access the materials online, rather than sending a full set of materials. Our reasons for choosing the notice-only option are to:
> Adopt more sustainable practices and be more environmentally responsible — by shrinking our carbon footprint through reductions in ink and paper used in printing and fuel used in shipping
> Increase shareholder value — by reducing print and mail costs Please refer to the information below to learn more and to find out what your options are as a shareholder to view materials and vote.
What is on the one-page Notice? The Notice contains simple instructions on how to: > Access and view the proxy materials online > Vote your shares online > Request a free set of printed materials
> Change delivery preferences for future proxy mailings DO retain the Notice for future reference
DO NOT mark your vote on the Notice and return it; the Notice is not a proxy card or ballot If I received only a one-page Notice, how do I vote my shares?
To vote your shares, follow the instructions on the Notice to vote online. If you request a paper copy of the proxy materials, you’ll receive a proxy card with voting bringing the Notice with you and attending the meeting.
If I received only a one-page Notice, how do I request a full set of printed materials for this meeting or future proxy mailings?
To request a free set of printed materials for this meeting or for future mailings, refer to the Notice for detailed instructions on how to request a copy via Internet, telephone or email.
If I received a full set of materials, may I request only a one-page Notice for future proxy mailings?
Our company will make a decision for each meeting whether or not to use the notice-only option, and send notice-only mailings at our discretion.
Can I elect to receive my proxy materials electronically?
You may elect to receive materials via email for future mailings. You will receive the materials electronically if our company chooses to offer email delivery in the future. To change your delivery preferences, follow the instructions on the Notice.
One of your key privileges as an investor is the right to vote on important matters that affect the company you own shares in.
Please vote. Your vote is important to us and our business. 015YMA